Note 23 - Provisions	6 Months Ended
Jun. 30, 2019
Provisions or reversal of provisions Abstract
Disclosure of Provisions

23. Provisions

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, based on type of provisions, is as follows:

Provisions. Breakdown by concepts (Millions of Euros)
	June 2019	December 2018
Provisions for pensions and similar obligations	4.745	4.787
Other long term employee benefits	58	62
Provisions for taxes and other legal contingencies	689	686
Provisions for contingent risks and commitments	639	636
Other provisions (*)	500	601
Total	6.631	6.772

(*) Individually insignificant provisions or contingencies, for various concepts in different geographies.

Ongoing legal proceedings and litigation

The financial sector faces an environment of increasing regulatory and litigious pressure. In this environment, the different Group’s entities are often parties to individual or collective legal proceedings arising from the ordinary activity of their businesses. In accordance with the procedural status of these proceedings and according to the criteria of the attorneys who manage them, BBVA considers that none of them is material, individually or in aggregate, and that no significant impact derives from them neither in the results of operations nor on liquidity, nor in the financial position at a consolidated level of the Group, as at the level of the standalone Bank. The Group Management considers that the provisions made in connection with these legal proceedings are adequate. In addition, as mentioned in Note 6.1 “Risk factors”, the Group is subject or may be subject in the future to a series of legal and regulatory procedures and actions which, in case of a negative result, could have an adverse impact on the Group’s businesses, financial position and results of operations.